UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Stillwater Mining Company

(Name of Registrant as Specified In Its Charter)

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On March 20, 2013, Stillwater Mining Company created a website at http://www.supportstillwater.com/ with information regarding the proxy solicitation. The website includes the information being filed herewith.

“On March 20, 2013, Stillwater Mining Company created a website at http://www.supportstillwater.com/ with information regarding the proxy solicitation. The website includes the information being filed herewith.”

Disclaimer

Stillwater Mining Company (“Stillwater”) has filed a definitive proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2013 annual meeting of shareholders (the “2013 Annual Meeting”). Shareholders are strongly advised to read Stillwater’s 2013 definitive proxy statement (including any amendments or supplements thereto) because it contains important information. Shareholders will be able to obtain copies of Stillwater’s 2013 definitive proxy statement, any amendments or supplements to the proxy statement, and other documents filed by Stillwater with the SEC in connection with the 2013 Annual Meeting for no charge at the SEC’s website at www.sec.gov or by contacting Mike Beckstead, by phone at (406) 373-8700, by email at investor-relations@stillwatermining.com or by mail at 1321 Discovery Drive, Billings, MT 59102.

In addition, you may obtain copies of Stillwater’s proxy materials (including the WHITE proxy card), by contacting Innisfree M&A Incorporated, the firm assisting Stillwater in the solicitation of proxies, toll–free at (877) 825–8906. Innisfree is also available to answer shareholders’ questions about how to vote their shares or to provide additional assistance in connection with voting at the 2013 Annual Meeting.

Forward Looking Statements

Information on this website contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, therefore, involve uncertainties or risks that could cause actual results to differ materially. These statements may contain words such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates” or similar expressions. Such statements also include, but are not limited to, comments regarding expansion plans, costs, grade, production and recovery rates; permitting; financing needs and the terms of future credit facilities; exchange rates; capital expenditures; increases in processing capacity; cost reduction measures; safety; timing for engineering studies; environmental permitting and compliance; litigating; labor matters; and the palladium, platinum, copper and gold market. These statements are not guarantees of the Company’s future performance and are subject to risks, uncertainties and other important factors that could cause its actual performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The potential risks and uncertainties also include the costs and management distraction attendant to, and the result of, a proxy contest. Stillwater does not intend, and undertakes no duty, to update this information to reflect subsequent events or circumstances. More information about potential factors that could affect Stillwater’s business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Stillwater’s Annual Report on Form 10-K for the year ended December 31, 2012 and in subsequent filings with the SEC , which are on file with the SEC and available on the SEC’s website (www.sec.gov).

Third Party Information

This website may contain or refer to news, commentary and other information relating to Stillwater by persons or companies that are not affiliated with Stillwater. The author and source of any third party information and the date of its publication are clearly and prominently identified. Stillwater has neither sought nor obtained permission to use or quote such third party information. Stillwater has not assisted in the preparation of the third party information, cannot guarantee the accuracy, completeness or availability of the third party information, and does not explicitly or implicitly endorse or approve such information.

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Welcome

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Welcome

Under the leadership of your current Board of Directors, Stillwater Mining has positioned itself for meaningful platinum group metals (“PGM”) growth at a time when PGM market dynamics are increasingly robust. To support this growth and drive shareholder value creation, Stillwater has nominated its eight highly qualified, experienced director nominees for election at our 2013 Annual Meeting of Shareholders, which will be held on May 2, 2013 at the Stillwater Mine in Nye, Montana.

This website provides information about Stillwater’s 2013 Annual Meeting, including voting instructions, biographies of our nominees, letters to shareholders, our proxy statement and any amendments or supplements to it, and other useful information. Please read all of these materials carefully and visit this website regularly for updates.

Stillwater urges you to vote FOR all eight of our nominees. You can vote for the Company’s entire slate by using the WHITE proxy card that was sent to you by Stillwater.

Every vote is important to your Company’s future. We urge you to vote today, and we thank you for your continued support.

Copyright © 2013 Stillwater Mining Company

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Date Title

03/20/13 Stillwater Issues Letter and Mails Definitive Proxy Materials to Shareholders

Copyright © 2013 Stillwater Mining Company

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Date Title

03/20/13 “Extracting Value” Annual Report

Copyright © 2013 Stillwater Mining Company

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Our Directors

Our experienced and committed incumbent director nominees have already positioned the Company to increase value for all shareholders. Over the past 12 years, your Board has worked with management to guide the turnaround that has made Stillwater a leading, low-cost palladium producer. The Company is now well placed to benefit from positive structural trends in the platinum group metals (“PGM”) market, generally, and those driving palladium price appreciation specifically.

We urge you to support the eight highly qualified nominees listed below for election at our 2013 Annual Shareholders Meeting.

Francis R. McAllister

Steven S. Lucas

Craig L. Fuller

Patrick M. James

Michael S. Parrett

Sheryl K. Pressler

Gary A. Sugar

George M. Bee

Francis R. McAllister

Francis R. McAllister (age 70) became a director of the Company on January 9, 2001 and the Chairman of the Board and Chief Executive Officer of the Company on February 12, 2001. Prior to his appointment to the Board, Mr. McAllister was with ASARCO Incorporated from 1966 to 1999, serving as Chairman and Chief Executive Officer in 1999, Chief Operating Officer from 1998 to 1999, Executive Vice President—Copper Operations from 1993 to 1998, Chief Financial Officer from 1982 to 1993 and in various professional and management positions from 1966 to 1982. He currently serves on the Board of Directors of Cliffs Natural Resources (f/k/a Cleveland Cliffs, Inc.), an iron ore and coal mining company.

The Board believes that Mr. McAllister should continue to serve on the Board of Directors based on his leadership of the Board and as Chief Executive Officer of the Company through 12 years of significant challenges and growth, and his significant knowledge and deep understanding of the Company and the mining industry.

Steven S. Lucas

Steven S. Lucas (age 47) was appointed a director of the Company on June 23, 2003. Mr. Lucas is a partner in the law firm of Nielsen Merksamer Parrinello Gross & Leoni LLP, a law firm based in California specializing in political, election and government law, and has practiced there since 1995.

Mr. Lucas is a Lecturer in Law at Stanford Law School, teaching “Law and Politics” and “Election Law” for second and third year law students. He has also served on the faculty of, and an author for, the Practising Law Institute’s “Advanced Compliance and Ethics Workshop.” Mr. Lucas is the author of “Designing a Political Law Compliance System for Broker-Dealers and Advisors” which appears in PLI’s treatise “Broker-Dealer Regulation.”

Mr. Lucas previously served at the appointment of the Governor of California as Chairman of the Bipartisan Commission on the Political Reform Act. He is a past president of the California Political Attorneys Association. He has also served on the California Secretary of State’s Task Force on Online Disclosure as well as the California Fair Political Practice Commission Chairman’s Advisory Task Force.

After graduating from law school he clerked for Chief Justice Malcolm Lucas (no relation) of the California Supreme Court, and served as Counsel to the Webster Commission, appointed by the Los Angeles Police Commission to investigate the LAPD’s preparedness for and response to the Los Angeles riots. Mr. Lucas was an attorney at Sullivan & Cromwell from 1991 to 1995.

Mr. Lucas has published numerous opinion-editorial columns relating to constitutional and other legal issues in the Los Angeles Times as well as other California newspapers, and has experience working for federal and state public officials and political campaigns.

Mr. Lucas received his law degree, magna cum laude, from Harvard Law School in 1990, and a B.A. in economics/business, magna cum laude, from UCLA in 1987.

The Board believes Mr. Lucas should continue to serve on the Board of Directors based on his strong legal background and understanding of our Company.

Craig L. Fuller

Craig L. Fuller (age 62) was appointed a director of the Company on June 16, 2003. Mr. Fuller has been the President and Chief Executive Officer of the Aircraft Owners and Pilots Association (AOPA) since January 1, 2009. AOPA is the largest general aviation membership organization in the world.

From 2007 to 2009, Mr. Fuller was Executive Vice President of APCO Worldwide and he remains a member of the APCO Worldwide International Advisory Council.

From 1999 to 2007, Mr. Fuller was the President and Chief Executive Officer of the National Association of Chain Drug Stores (NACDS). NACDS is a leading consulting organization focused on major health care policy issues.

From 1981 to 1989, Mr. Fuller served in the White House as assistant to President Ronald Reagan for cabinet affairs and then as Chief of Staff to Vice President George H.W. Bush. From 1988 to 1989, he served as codirector of President-elect Bush’s transition team.

Upon leaving the White House to enter the private sector, Mr. Fuller joined The Wexler Group, later acquired by Hill & Knowlton, where, from 1989 to 1992 he served as President of its U.S. operations and head of worldwide public affairs. From 1992 to 1996 he was Senior Vice President for Corporate Affairs at Philip Morris Companies. From 1996 to 1999 he led the board of directors practice at Korn/Ferry International and in 1995 and 1996 served as Vice Chairman of Burson-Marsteller.

With regular interviews on politics and public affairs, as well as weekly and monthly online columns, Mr. Fuller is a frequent commentator and speaker on a wide range of topics. He is a director of the United States Chamber of Commerce and the National Chamber Foundation. Additionally, he is a trustee of the George Bush Presidential Library Foundation, and served for 10 years as a trustee of the John F. Kennedy Center for the Performing Arts.

Mr. Fuller earned his Bachelor of Science in Political Science from the University of California at Los Angeles and a master’s degree in Urban Affairs from Occidental College.

The Board believes Mr. Fuller should continue to serve on the Board of Directors based on his extensive management and leadership experience in the private and public sectors and his deep understanding of our Company and the issues affecting our industry.

Patrick M. James

Patrick M. James (age 67) was appointed a director of the Company on January 9, 2001 and has served as the Company’s lead independent director since July 24, 2002. Since March 2001, Mr. James has been an independent natural resource management consultant and professional corporate director. Mr. James was the President, Chief Executive Officer, and Director of Rio Algom Limited from June 1997 to March 2001, following the sale of the company in 2000. Prior to joining Rio Algom Limited, Mr. James spent 18 years with Santa Fe Pacific Gold Corporation, becoming President and Chief Operating Officer in 1994 and Chairman, Director, President and Chief Executive Officer in 1995 until the sale of the company in 1997. He served a year on the Newmont Mining, and Newmont Gold Boards during 1997-1998. Mr. James was a Director of Dynatec Corporation, a Canadian nickel mining company from 2001 until its sale in 2007. He was Chairman; Interim President and Chief Executive Officer; and Director of Constellation Copper Corporation, a Canadian base metal mining company from 2002 until December, 2008; when the company filed for bankruptcy protection. Mr. James has been on the Board of General Moly Inc., a company developing a molybdenum mine in Nevada, since December, 2010 as a Director and Chairman. He also served on the Advisory Board for Resource Capital Funds III and IV until 2008. He was Chairman and a Director of Centerra Gold Inc., a Canadian gold mining company from June, 2004, to May, 2012, when he retired from the company. Mr. James is a member of the Colorado School of Mines Foundation Board of Governors.

He received a Masters of Management from the University of New Mexico in 1984, and an Engineer of Mines from Colorado School of Mines in 1968. Mr. James has received several mining industry awards.

The Board believes that Mr. James should continue to serve on the Board of Directors based on his experience in the mining industry for more than 45 years, at levels ranging from underground miner to executive management. Mr. James’ national and international experience in mine development and production and mergers and acquisitions in the mining industry contribute greatly to our Board.

Michael S. Parrett

Michael S. Parrett (age 61) was elected to the Board on May 7, 2009. He has been an independent consultant and corporate director since 2002. During 2002, 2003 and the first quarter of 2004, Mr. Parrett served as a financial consultant to Stillwater Mining Company. From 1990 to 2001 he was Chief Financial Officer, President of Rio Algom and Chief Executive of Billiton Base Metals. From 1983 to 1989 Mr. Parrett performed various financial functions, including Controller, Chief Financial Officer, Treasurer, Controller Marketing and Director of Internal Audit at Falconbridge Limited. He has been on the Board of Directors of Pengrowth Energy Corporation since 2004. Since 2010 he has been Chairman of Mongolia Minerals Corporation (a private corporation) and a member of the Board of Directors of Sunshine Silver Mines Corporation (a private corporation). Mr. Parrett was on the Board of Directors of Gabriel Resources Ltd from 2003 to 2010 and was Chairman since December 2005. He was also a Trustee and on the Board of Directors of Fording Canadian Coal Trust from 2003-2008. Mr. Parrett is a Chartered Accountant and received his Bachelor of Arts from York University.

The Board believes Mr. Parrett should continue to serve on the Board of Directors based on his more than 25 years of mining finance experience, his strong financial and accounting background and his in depth knowledge of financial issues affecting our industry.

Sheryl K. Pressler

Sheryl K. Pressler (age 62) has been a director of the Company since May 9, 2002. Ms. Pressler has been an investment and strategy consultant in Atlanta, Georgia since 2001. From 2000 to 2001, she was Chief Executive Officer for Lend Lease Real Estate Investments—United States, a subsidiary of Lend Lease Corporation, an Australian real estate services company. From 1994 to 2000, she was the Chief Investment Officer for the California Public Employees’ Retirement System (CalPERS), the nation’s largest public pension fund. From 1981 to 1994, she was responsible for the management of the Retirement Funds for the McDonnell Douglas Corporation. Ms. Pressler has served on the Board of Directors of ING Funds Unified since 2006 and on the Board of Directors of Centerra Gold since 2008. She is currently a member of the Audit Committee of Centerra Gold Board of Directors. Previously, Ms. Pressler was a director of Nuevo Energy Company from 2002 until 2004 when the company was sold. While on the Nuevo Energy Company Board of Directors, Ms. Pressler served on their Audit Committee. Ms. Pressler received her B.A. in philosophy from Webster University and her M.B.A. from Washington University.

The Board believes Ms. Pressler should continue to serve on the Board of Directors based on her strong investment and strategy background and her deep knowledge of our Company and our industry.

Gary A. Sugar

Gary A. Sugar (age 64) has been a director of the Company since August 29, 2012. Mr. Sugar retired in 2011 from RBC Capital Markets after a distinguished 32-year career. Mr. Sugar holds a Bachelor of Science degree in Geology and an M.B.A. from the University of Toronto.

Mr. Sugar initially worked in the mining industry in exploration and corporate development for companies including Cominco, Rio Algom, and Imperial Oil (Exxon). Mr. Sugar joined a predecessor company to RBC Capital Markets in 1979, was appointed a managing director in 1987 and led the mining practice for many years. At RBC Capital Markets he was involved in many significant merger and acquisition transactions, debt and equity financings, advisory assignments and oversight of corporate banking relationships for leading Canadian and international mining companies including Barrick Gold, BHP, Cameco, Cominco, Falconbridge, Inco, Placer Dome, Potash Corp., Rio Algom and Teck. Notable transactions include the acquisitions at Homestake and Placer Dome by Barrick, the sale of Inco to Vale, the acquisition of Cominco by Teck, initiating a three-way merger to form Placer Dome, the initial public offering of Cameco and a $4 billion equity financing by Barrick. He is currently on the Boards of Directors of Osisko Mining Corporation and Romarco Minerals Inc.

The Board believes Mr. Sugar should continue to serve on the Board of Directors based on his wealth of transactional experience in the mining industry across a broad range of commodities and geographies.

George M. Bee

George M. Bee (age 54) has been a director of the Company since November 24, 2012. Mr. Bee served as the President and Chief Executive Officer of Andina Minerals Inc. until the successful sale of the company to Hochschild Mining Ltd. in January 2013. Currently he sits on the board of Stillwater Mining Company and Sandspring Resources Ltd as an independent director. Prior to his current role, he has held various senior management and operational positions at Aurelian Resources, Inc., Kinross Gold Corporation, Palabora Mining Company in South Africa, and at Barrick Gold Corporation. At Barrick his extensive career included managing the teams that developed two large gold mines—Veladero and Pierina. Mr. Bee served briefly on the board of directors of Peregrine Metals Ltd., which was acquired by Stillwater in 2011. He received a Bachelor of Science degree from the Camborne School of Mines in Cornwall, United Kingdom.

The Board believes Mr. Bee should continue to serve on the Board of Directors based on his strong mining background and industry knowledge.

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Proxy materials related to our 2013 Annual Meeting of Shareholders are available below. Please check back regularly for updates.

Date Document

03/19/13 Definitive Proxy

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SEC Filings

Click here for all Stillwater Mining Company SEC filings.

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Annual Meeting Information

Thursday, May 2, 2013 at 2:00 p.m. (Mountain Daylight Time)

Due to the location of the meeting at the mine facility, please plan to arrive one hour prior to the meeting start time.

Stillwater Mine

2562 Nye Road

Nye, MT 59061

Mine Tour

At the conclusion of the meeting an underground mine tour will be available to shareholders. Meeting attendees that plan to participate in the mine tour must complete required safety training prior to entering the mine.

Meeting Admission

You are entitled to attend the annual meeting if you were a Stillwater Mining Company shareholder as of the close of business on March 6, 2013 (record date). You will be required to provide proof of stock ownership as of the record date, to attend the meeting.

RSVP’s Requested

If you plan to attend the annual meeting and/or participate in the mine tour, it is important that you RSVP, so that necessary preparations can be made. Please simply call Stillwater’s proxy solicitor – Innisfree M&A Incorporated, toll-free at (877) 825-8906, and let them know your plans.

Remember — even if you plan to attend the annual meeting, we urge you to submit your WHITE proxy card in advance, to make sure your shares are represented. You can still vote in person at the meeting—only your latest-dated vote will count. (If you are a “street-name” holder and want to vote in person at the meeting, you will need to provide a “legal proxy’ from your broker, trustee or nominee.)

Our Directors

Proxy Materials

SEC Filings

Annual Meeting Information

Contact

How To Vote

Due to the location of the meeting at the mine facility, please plan to arrive one hour prior to the meeting start time.

Stillwater Mine

2562 Nye Road

Nye, MT 59061

Mine Tour

At the conclusion of the meeting an underground mine tour will be available to shareholders. Meeting attendees that plan to participate in the mine tour must complete required safety training prior to entering the mine.

Meeting Admission

You are entitled to attend the annual meeting if you were a Stillwater Mining Company shareholder as of the close of business on March 6, 2013 (record date). You will be required to provide proof of stock ownership as of the record date, to attend the meeting.

RSVP’s Requested

If you plan to attend the annual meeting and/or participate in the mine tour, it is important that you RSVP, so that necessary preparations can be made. Please simply call Stillwater’s proxy solicitor – Innisfree M&A Incorporated, toll-free at (877) 825-8906, and let them know your plans.

Remember — even if you plan to attend the annual meeting, we urge you to submit your WHITE proxy card in advance, to make sure your shares are represented. You can still vote in person at the meeting—only your latest-dated vote will count. (If you are a “street-name” holder and want to vote in person at the meeting, you will need to provide a “legal proxy’ from your broker, trustee or nominee.)

Meeting Logistics

Two options are available for transportation to the meeting.

1. You may drive to the meeting location. Signs will direct visitors to a designated parking area about two miles from the Stillwater Mine property. A shuttle will be provided to transport shareholders to the meeting location on the mine property.

2. To shorten the drive to the mine, meeting attendees also may park their vehicles at the Stillwater warehouse facility in Columbus, Montana, just off I-90. A bus will be provided to transport visitors from Columbus to the meeting location at the Stillwater Mine. The bus will leave the warehouse facility promptly at 12:30 pm. It is anticipated that the bus will not return to the Columbus warehouse before 6:00 pm that evening for those participating in the mine tour.

Stillwater Mining Company Warehouse

242 S. Diamond Street

Columbus, MT 59019

If you have questions about the Stillwater Mining Company Annual Meeting of stockholders or the underground mine tour please contact the Company at: 406-373-8971 or investor-relations@stillwatermining.com.

Copyright © 2013 Stillwater Mining Company

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Contact

Investors Media

Mike Beckstead

Stillwater Mining Company

(406) 373-8971 Dan Gagnier / Michael Henson

Sard Verbinnen & Co

(212) 687-8080

Innisfree M&A Incorporated

Toll-free at (877) 825-8906 (from the U.S. and Canada) or (412) 232-3651 (from other locations)

Copyright © 2013 Stillwater Mining Company

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